John Hancock Investment Trust

John Hancock Emerging Markets Equity Fund (the fund)

Supplement dated September 17, 2020 to the current prospectus, as may be supplemented (the Prospectus)

The “Annual fund operating expenses” table and the “Expense example” table in the “Fund summary” section are amended and restated as follows to reflect the fund’s management fee waiver effective October 1, 2020:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2		R4		R6
Management fee	0.92	0.92	0.92	0.92		0.92		0.92
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.25		0.25		0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25	[1]	0.10	[1]	0.00
Additional other expenses	0.20	0.20	0.20	0.10		0.10		0.10
Total other expenses	0.20	0.20	0.20	0.35		0.20		0.10
Acquired fund fees and expenses[2]	0.01	0.01	0.01	0.01		0.01		0.01
Total annual fund operating expenses[3]	1.43	2.13	1.13	1.53		1.38		1.03
Contractual expense reimbursement[4]	–0.14	–0.14	–0.14	–0.14		–0.24	[5]	–0.14
Total annual fund operating expenses after expense reimbursements	1.29	1.99	0.99	1.39		1.14		0.89

1	"Service plan fee" has been restated to reflect maximum allowable fees.
2	"Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.
3	The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average daily net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."
4	The advisor contractually agrees to reduce its management fee by an annual rate of 0.13% of the fund’s average daily assets. This agreement expires on February 28, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund's reimbursement amounted to 0.01% of the fund's average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on February 28, 2021, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R2	R4	R6
Shares		Sold	Not Sold
1 year	625	302	202	101	142	116	91
3 years	917	654	654	345	470	413	314
5 years	1,230	1,131	1,131	609	821	732	555
10 years	2,116	2,451	2,451	1,362	1,821	1,637	1,247

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.